UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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JDS UNIPHASE CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

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JDS UNIPHASE CORPORATION

430 North McCarthy Boulevard

Milpitas, California 95035

(408) 546-5000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

October 31, 2008

To the Stockholders of JDS Uniphase Corporation (the “Company”):

The Company’s Notice of Annual Meeting of Stockholders dated September 26, 2008 stated that the Annual Meeting would be held on November 12, 2008. However, the Company has determined that the meeting must be initially convened for administrative purposes before November 12, 2008 to preserve the September 12, 2008 record date fixed by the Board of Directors and, therefore, has advanced the meeting date by two days to the November 10, 2008 meeting date set forth in this notice.

Despite the advance in the Annual Meeting date, the Company intends to hold and conduct the business of the Annual Meeting on November 12, 2008, as previously set forth in the notice of September 26, 2008 and the accompanying proxy materials already sent or made available to you. The Company will do so by initially convening the Annual Meeting on November 10, 2008 and then immediately seeking an adjournment of the meeting until November 12, 2008, at 9:00 a.m., Pacific Standard Time (as originally scheduled) for the purpose of considering and voting on the proposals set forth in this notice. Approval of the adjournment will require the affirmative vote of a majority of the shares of Common Stock and the votes represented by the Special Voting Share (all taken together as one class) present or represented by proxy and entitled to vote on the adjournment. The holders of proxies received by management plan to use any discretionary authority granted pursuant to those stockholder proxies to approve the adjournment to November 12.

The Annual Meeting of the Stockholders of the Company will be held at 690 North McCarthy Boulevard, Milpitas, California 95035 on Monday, November 10, 2008, at 9:00 a.m., Pacific Standard Time, at which time an adjournment to the same time and place on Wednesday, November 12, 2008 will be sought. The purpose of the meeting is to consider and vote on the following proposals:

PROPOSALS	1. To elect three Class III directors to serve until the 2011 annual meeting of Stockholders and until their successors are elected and qualified.

2. To approve amendments to the Company’s Amended and Restated 2003 Equity Incentive Plan.

3. To ratify the appointment of PricewaterhouseCoopers LLP as JDS Uniphase Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2009.

4. To consider such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement dated September 26, 2008, as supplemented on October 28, 2008, which are available online at www.ProxyVote.com.

RECORD DATE	You are entitled to vote at the 2008 Annual Meeting of Stockholders and any adjournment or postponement thereof if you were a Stockholder at the close of business on September 12, 2008.

IF YOU HAVE PREVIOUSLY RETURNED A PROXY OR DESIGNATED A PROXY BY TELEPHONE OR THE INTERNET FOR THE 2008 ANNUAL MEETING, SUCH PROXY WILL BE USED WHEN THE MEETING IS HELD, SO THAT NO FURTHER ACTION NEED BE TAKEN PURSUANT TO THIS NOTICE.

By Order of the Board of Directors,

/s/ Kevin J. Kennedy
Kevin J. Kennedy
Chief Executive Officer and President
Milpitas, California
October 31, 2008

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE PROMPTLY TO ENSURE YOUR PRESENCE AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. For specific instructions on how to vote your shares, and if you are a holder of Common Stock, please refer to (i) the Notice of Internet Availability of Proxy Materials (the “Notice”) you previously received in the mail, (ii) the section entitled General Information beginning on page 1 of the Proxy Statement, or (iii) if you requested to receive printed proxy materials, the Proxy Card enclosed therein. As specified in the Notice, holders of Common Stock may vote their shares by using the Internet or the telephone. All stockholders may also vote shares by marking, signing, dating and returning a Proxy Card. If you send in a Proxy Card or vote by using the Internet or the telephone and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

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